Investor Presentation Lynn B. Fuller Chairman and CEO Bryan R. McKeag Chief Financial Officer March 2017 Trading Symbol: HTLF | www.htlf.com

2 Safe Harbor This presentation may contain, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as believe, expect, anticipate, plan, intend, estimate, may, will, would, could, should or similar expressions. Additionally, all statements in this release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war or threats thereof, (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including other factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.

3 Agenda  Heartland’s growth story  Key tenets of Heartland’s business model  Financial Highlights

4 Cumulative 5-Year Growth Rate As of 12/31/16 Heartland 92% HP Peer 84% Heartland: Tremendous Growth in Assets and Shareholder Return As of December 31, 2016 Source: SNL Financial 7.18% 8.43% 0% 5% 10% 15% 20% 25% 30% 2011 2012 2013 2014 2015 2016 Heartland Financial USA, Inc. High Performance Peer Group 183.64 161.80 (50.00) 0.00 50.00 100.00 150.00 200.00 250.00 T otal Return ( % ) 5 Year Total Shareholder Return HTLF HTLF High Performance Peer

5 Heartland’s Exceptional Performance is Reflected in its Stock Performance As of December 31, 2016 Source: SNL Financial (100.00) (80.00) (60.00) (40.00) (20.00) 0.00 20.00 40.00 60.00 80.00 To ta l R et u rn (% ) Ten year Index Total Return (%) Since Q1 '07 HTLF S&P 500 SNL Small Cap U.S. Bank SNL Mid Cap U.S. Bank SNL Large Cap U.S. Bank 63.69 58.45 5.60 -28.44 -18.46

Forbes 2017 Best Banks in America

Heartland Ranked #44 out of 100 Largest Banks in America in 2017

Rank	Company	Total assets ($bil)	ROATCE	NPAs/ assets	CET1 ratio	Efficiency ratio	LTM revenue growth
1	PacWest Bancorp	21	16.0%	1.2%	12.8%	41%	24%
2	CVB Financial	8	11.9%	0.5%	16.6%	45%	2%
3	Community Bank System	9	14.3%	0.3%	15.7%	62%	15%
4	Western Alliance Bancorp	17	18.3%	0.8%	9.8%	44%	40%
5	Glacier Bancorp	9	12.8%	1.3%	13.9%	56%	9%
6	First Republic Bank	68	14.2%	0.1%	10.5%	56%	19%
7	Bank of Hawaii	16	16.4%	0.4%	13.4%	58%	7%
8	Home BancShares	10	20.3%	0.8%	11.0%	39%	22%
9	Prosperity Bancshares	21	18.1%	0.3%	14.4%	41%	-3%
10	FCB Financial Holdings	9	12.6%	0.5%	11.8%	46%	65%
11	Bank of the Ozarks	18	16.8%	0.6%	10.2%	36%	35%
12	First Hawaiian	20	15.5%	0.3%	12.3%	47%	3%
13	South State	9	15.5%	0.5%	11.5%	62%	4%
14	Capital One Financial	345	14.2%	0.9%	10.6%	51%	9%
15	East West Bancorp	33	15.4%	0.6%	10.9%	51%	7%
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40	SVB Financial Group	43	11.0%	0.3%	12.8%	53%	5%
41	BankUnited	27	9.9%	0.7%	11.6%	59%	16%
42	BB&T	223	15.3%	0.8%	10.1%	61%	12%
43	M&T Bank	127	12.7%	0.9%	10.8%	58%	14%
44	Heartland Financial USA	8	15.9%	0.8%	9.0%	68%	19%
45	Provident Financial Svcs	9	11.3%	0.8%	11.8%	57%	4%
46	International Bancshares	12	9.4%	0.8%	16.8%	54%	-2%
47	MB Financial	19	14.0%	0.6%	8.7%	67%	9%
48	Capitol Federal Financial	9	6.0%	0.5%	32.0%	44%	2%
49	Great Western Bancorp	12	15.0%	1.5%	10.2%	50%	NA
50	Banc of California	11	20.6%	0.9%	8.9%	76%	26%

Heartland
FINANCIAL USA, INC.

6

7 $8.25 $8.25 Billion in Assets 36 36 Year Old Company 10/1 10 Independent Bank Charters 1 Consumer Finance Company 12/112/14 12 States 112 Banking Offices(1) 14 Consumer Finance Offices 13.9% 5 Year Compound Annual Asset Growth Rate through 12/31/2016 Heartland has a long history of growth, stability and diversity… As of December 31, 2016 (1) – Includes four branches of Founders Community Bank as of March 1, 2017

8 0 Never an annual loss 2x History of Doubling Earnings and Assets Every 5 to 7 Years 14% 5 Year Average Annual ROTCE through 12/31/16 21% 5 Year Compound Annual EPS Growth Rate through 12/31/16 36 36 Consecutive Years of Level or Increased Dividends $1.22 B Market Cap (as of 1/31/17) 11% Significant Inside Ownership by the Board and Senior Management …but Heartland also has a tremendous history of earnings As of December 31, 2016

9 An Expanding Franchise Heartland Financial USA, Inc. 10 INDEPENDENT BANK CHARTERS 112 OFFICES 85 COMMUNITIES As of December 31, 2016 (1) – Includes 4 branches from Founders Community Bank acquired March 1, 2017 (1)

10 Expansion Timeline As of February 2017

11 Acquisition and Organic Asset Growth As of December 31, 2016 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 2011 2012 2013 2014 2015 2016 A ssets - B ill si o n s Acquired Growth Assets $8.25 $7.69 Heritage Bank-$109M Liberty Bank-$54M First Nat-Platterville- $128M Freedom Bank-$67M Morrill and Janes-$806M Comm. B&T Sheboygan-$507M Comm. Bank Santa Fe-$166M First Scottsdale-$81M Premier Valley-$693M CIC Bancshares- $742M

12  12 bank acquisitions announced and 11 closed since 2012  Opportunities abound across entire footprint  Heartland’s community bank model is attractive to sellers  Focus on expanding existing markets >= $1 Billion in assets  Transactions that demonstrate an IRR > 15%  Commitment to shareholders for accretive EPS Heartland has established core competencies in the M & A space

13 Centennial Bank (CIC Bancshares)  Announced October 2015  Closed February 2016 with systems integration completed in June 2016  Assets of approximately $742.8 million  14 branches-Serving Denver metro & surrounding mountain resort communities  Approximately $76.9 million stock and cash transaction  Acquisition expanded Colorado footprint from 3 to 17 banking centers

14 Founders Community Bank  Announced October 2016  Closed February 2017 with systems integration mid-March 2017  Assets of approximately $196.9 million as of 12/31/16  4 branches and one lending center in San Luis Obispo County on the Central Coast of California  Approximately $31.1 million stock and cash transaction  Acquisition expanded California footprint from 5 to 10 banking centers  Will be combined with Premier Valley Bank charter

15 Citywide Banks  Announced February 2017  Expected close and integration in third and fourth quarters of 2017  Assets of approximately $1.4 billion as of 12/31/16, marking Heartland’s largest acquisition  12 branches all located in the Denver Metro/Front Range area  Approximately $203 million stock and cash transaction at acquisition  10%+ EPS accretion beginning in 2018. IRR well in excess of 15%  Combined with Centennial Bank and Trust will be Colorado’s 8th largest bank  Citywide president will be retained and combined bank will retain the Citywide Banks brand

16 State 12/31/16 Assets % of Franchise Number of Branches Projected Population Change '17-‘22 (%) Med HH Income Projected HH Income Change '15-‘20 (%) Iowa $1,497,697 17% 12 2.56 57,486 7.78 Illinois $742,173 8% 11 .20 60,950 5.95 Wisconsin $1,065,715 12% 18 1.52 56,576 7.15 Minnesota $229,114 3% 1 3.37 65,782 7.49 Kansas $863,544 10% 9 1.97 55,420 5.90 HTLF Midwest $4,398,243 50% 51 New Mexico $1,374,647 16% 17 1.14 47,043 5.58 Montana $477,063 5% 10 4.34 49,493 7.76 Arizona $882,266 10% 8 5.86 52,453 6.95 Colorado $901,782 10% 17 7.07 65,098 8.19 California (1) $837,587 9% 9 4.74 66,091 7.73 HTLF West $4,443,345 50% 61 Market Overview: Expanding in High Growth Markets Source: SNL Financial (1) – Includes Founders Community Bank

17 Asset and Earnings Growth As of December 31, 2016 $60.0 $80.3 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 $65.0 $70.0 $75.0 $80.0 $85.0 1994 1995 1996 1997 1998 1999 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 A sset s-B illio n s E ar n in gs -M ill io n s Net Income in Millions Exclusive of Goodwill Impairment Charge Assets in Billions

18 Heartland EPS (diluted) As of December 31, 2016 $2.04 $2.19 $2.83 $3.22 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 EPS Exclusive of Goodwill Impairment Charge

19 Price to TBV and Price to Earnings (1) See Appendix for Non-GAAP Reconciliation As of December 31, 2016 T B V a n d St o ck P ri ce Pe r S h a re P/E Ratio 14.91x (Trailing 12 months) 16.22x (Current Qtr. Annualized) P/TCBV 2.13x P /E R at io $22.55 $48.00 14.91 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 HTLF TBV per Share(1) Stock Price HTLF P/E (trailing 12 mos.)

20 History of Continuous Dividends As of December 31, 2016 $0.50 $0.45 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Dividend Special Dividend

21 Agenda  Heartland’s growth story  Key tenets of Heartland’s business model  Financial Highlights

22 Highly Empowered, High-Touch Local Bank Delivery • Deeply rooted local leadership and boards • Local decision-making • Invested in local expertise • Local brands and independent charters • Commitment to exceptional experience, relationship building and value added delivery at competitive prices Extensive Resources for Revenue Enhancement • Expanded commercial and retail products with focus on government guaranteed lending and treasury management • Extensive menu of wealth management, investment, insurance, leasing, mortgage and consumer financing • Unique approach to consultative relationship building • Highly trained and experienced staff Customer--Transparent Backroom Cost Savings • Leading edge technology • Efficient back-office support • Leverage expertise across all banks gaining economies of scale • Utilize best practices • Big bank punch with the community bank touch Three Core Pillars of Success

23 Primary Target Markets Commercial & Small Business Residential Mortgage Retail Accounts from Immediate Area Personal Accounts of Owners and Employees

24 Heartland Financial USA, Inc. Commercial Banking Retail Banking Private Client Services Consumer Finance Residential Mortgage 5 Primary Business Lines

25 Solid Capital Ratios 12/31/15 12/31/16 Well Capitalized Regulatory/Internal Guidelines Risk Based Capital/ Risk Weighted Avg. Assets 13.74% 14.01% 10.0% Tier 1 Capital/ Risk Weighted Avg. Assets 11.56% 11.93% 8.0% Tier 1 Common/Risk Weighted Avg. Assets 8.23% 10.09% 6.5% Leverage Ratio 9.58% 9.28% 5.0% Tangible Common Equity/ Tangible Assets (1) 6.09% 7.28% 7.0%-8.0% Guideline (1) See Appendix for Non-GAAP Reconciliation As of December 31, 2016  Parent Company TRUPS and sub-debt currently fixed at 3.0% after tax. Maturities laddered over 3-8 years.

26  Strong Return on Tangible Common Equity (1) 2016 15.15% 2015 13.90% 2014 12.04% 2013 12.16% 2012 17.41%  Strong Stable Net Interest Margin (1) 2016 4.13% 2015 3.97% 2014 3.96% 2013 3.78% 2012 3.98%  Non-Interest Income is approximately 26% of Total Revenue and Expanding (Mortgage, Private Client Services, Treasury Management, Loan Servicing Income, Excludes Securities Gains/Losses) HTLF core facts summary (1) See Appendix for Non-GAAP Reconciliation As of December 31, 2016

27  Low and stable level of nonperforming assets to total assets 12/31/16 0.91% 12/31/15 0.67% 12/31/14 0.74% 12/31/13 1.23% 12/31/12 1.59%  Diverse geographic footprint reduces risk  Master strategy of balanced growth and profit  Solid Midwest franchise balanced with a Western franchise, which will ultimately be the driver for growth  Never experienced a loss year  During the recession, unlike many of our peers, Heartland Financial did not do dilutive common stock issuance HTLF core facts summary (cont.) As of December 31, 2016

28  Heartland’s growth story  Key tenets of Heartland’s business model  Financial Highlights Agenda

29 Financial Performance As of December 31, 2016 AT YEAR END (billions) 2016 2015 2014 2013 2012 2011 Total Assets $8.25 $7.69 $6.05 $5.92 $4.99 $4.31 Total Loans, net $5.30 $4.95 $3.84 $3.46 $2.79 $2.46 Total Deposits $6.85 $6.41 $4.77 $4.67 $3.85 $3.21

30 Loans By Category Includes loans held for sale As of December 31, 2016 *Average loan yield YTD Yield on Loans – 6.36%* C.A.G.R – 16% Yield on Loans – 5.20%* C&I 24% Commercial RE Owner Occupied 20% Other Commercial RE 16% Residential Mortgages 16% Agricultural Loans 11% Consumer Loans 5% Construction 8% 12/31/2011 Total Loans - $2.55 Billion C&I 21% Commercial RE Owner Occupied 16% Other Commercial RE 17% Residential Mortgages 18% Agricultural Loans 9% Consumer Loans 9% Construction 10% 12/31/2016 Total Loans - $5.41 Billion

31 Solid Risk Profile As of December 31, 2016 162% 58% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Total CRE/Total Risk-Based Capital (Investor CRE + Const & Land)/Total Risk-Based Capital (Const & Land)/Total Risk-Based Capital 259%

32 Non-Performing Assets/Total Assets As of December 31, 2016 Source: SNL Financial 0.91% 0.81% 0.68% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Heartland Financial USA, Inc. BHC $1 to $10 Billion Peers in 10 State Footprint High Performance Peer Group

33 IBCA Savings 52% Demand 23% CD 25% 12/31/2011 IBCA Savings 55% Demand 32% CD 13% 12/31/2016 As of December 31, 2016 * - Average Cost of Deposits YTD Improving Deposit Mix Total Deposits $3.21 Billion Total Deposits $6.85 Billion C.A.G.R. 16% Cost of Deposits – 1.19% Cost of Deposits - 0.23%

34 Tangible Common Equity (1) See Appendix for Non-GAAP Reconciliation As of December 31, 2016 5.46% 5.78% 5.19% 5.14% 5.60% 5.63% 5.78% 5.29% 6.16% 6.09% 7.28% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 TCE Ratio (1)

35 As of December 31, 2016 Income Recap 2016 2015 2014 2013 2012 Net Interest Margin (Thousands) 294,666$ 233,998$ 203,073$ 163,828$ 150,156$ Provision for Loan & Lease Loss 11,694 12,697 14,501 9,697 8,202 Noninterest Income 113,601 110,685 82,224 89,618 108,662 Noninterest Expense 279,668 251,046 215,800 196,561 183,381 Net Income 80,349$ 60,042$ 41,900$ 36,853$ 49,851$ Earnings Per Share (diluted) $3.22 $2.83 $2.19 $2.04 $2.77

36 Provision For Loan & Lease Losses As of December 31, 2016 $14.5 $12.7 $11.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 M ill io n s

37 Net Interest Margin – tax equivalent As of December 31, 2016 – See Appendix for Non-GAAP Reconciliation Source: SNL Financial 4.13% 3.42% 3.70% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Heartland Financial USA, Inc BHC $1 to $10 Billion Peers in 10 State Footprint High Performance Peer Group

38 NPA’s, Charge-Offs & Allowance $74.8 $6.1 $54.3 $0 $20 $40 $60 $80 $100 $120 $140 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 M ill io n s Non-Performing Assets Net Charge-Offs Allowance for Loan & Lease Losses As of December 31, 2016 – Excludes loans under loss share agreements

39 Diversified Non-Interest Income As of December 31, 2016 Noninterest income exclusive of security gains YTD Net Interest Income 74% Non- Interest Income 26% BOLI 2% Brokerage & Insurance 4% Mortgage related gains on sales and servicing 37% Trust Fees 15% Service charges and fees 31% Commercial Loan Sale and Servicing Income 6% Other non- interest income 5%

40 Revenue Enhancement: Mortgage Lending As of December 31, 2016  Experienced, high-volume loan origination team of 79 producers servicing Bank footprint and Loan Production Offices  Based in Phoenix, AZ and Dubuque, IA  Target Net Income of 1% of Gross Revenue  $4.3 Billion Portfolio Loans Serviced for Others $37.8 $1,165 $4,309 $0 $10 $20 $30 $40 $50 $60 $70 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2009 2010 2011 2012 2013 2014 2015 2016 In M ill io n s Residential Mortgage Loan Activity Gain on Sales of Loans & Net Servicing Income (Right Axis) Mortgage Loans Originated Mortgage Loan Servicing Portfolio

41 • Trust Assets under management as of 12/31/16 were $1.96 Billion • Operating in eight of ten Heartland markets • Expansion organically and via acquisition • Sophisticated investment platform • Focus on sales and enhancing the client experience Private Client Services Revenue Enhancement: Private Client Services As of December 31, 2016 $18.7 $18.1 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2009 2010 2011 2012 2013 2014 2015 2016 In M ill io n s Private Client Services Fees Trust Fees Brokerage & Insurance Commision

42 Treasury Management • Extensive array of automated treasury management tools provide strong value proposition comparable to larger financial institutions • Introducing cash-based products for corporate customers • New Corporate Credit Card services fee income with significant growth trajectory • Significant opportunity to leverage across newly acquired customer base in recent M&A deals Revenue Enhancement: Treasury Management As of December 31, 2016 $0 $5 $10 $15 $20 $25 $30 $35 2009 2010 2011 2012 2013 2014 2015 2016 In M ill io n s Service Charges and Fees Corporate Card Svcs Service Charges and Fees $31.6 $4.9 $24.3 $2.4

43 Net Income As of December 31, 2016 $60.0 $80.3 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Annual Net Income Goodwill Impairment Charge

44 Efficiency Ratio As of December 31, 2016 – See Appendix for Non-GAAP Reconciliation Source: SNL Financial for Peer / As reported for Heartland 66.25% 64.54% 61.05% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Heartland Financial USA, Inc. BHC $1 to $10 Billion Peers in 10 State Footprint High Performance Peer Group

45 Return on Average Common Equity As of December 31, 2016 Source: SNL Financial 11.80% 9.14% 9.45% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2010 2011 2012 2013 2014 2015 2016 Heartland Financial USA, Inc. BHC $1 to $10 Billion Peers in 10 State Footprint High Performance Peer Group

46 Return on Average Tangible Common Equity As of December 31, 2016 – See Appendix for Non-GAAP Reconciliation Source: SNL Financial 15.15% 12.92% 10.13% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2010 2011 2012 2013 2014 2015 2016 Heartland Financial USA, Inc. High Performance Peer Group BHC $1 to $10 Billion Peers in 10 State Footprint

47 Analyst Ratings (February 2017) Coverage Rating Price Target D.A. DAVIDSON Jeff Rulis Buy $58.00 KEEFE, BRUYETTE & WOODS Damon DelMonte Market Perform $51.00 RAYMOND JAMES Daniel Cardenas Strong Buy $54.00 SANDLER O’NEILL PARTNERS Andrew Liesch Hold $53.00 PIPER JAFFRAY Matthew Clark Overweight $55.00 FBR & Co. Steven Ross Market Perform $50.00

48  Master strategy of balanced growth and profit  Solid Midwest franchise balanced with a Western franchise which enhances growth potential and provides diversification of risk  Sound balance sheet with strong capital and low non-performing asset levels  Strong, stable net interest margin  Diverse and growing sources of non-interest income  Never a loss year Investment Summary

49 Contact Information

Appendix – Non-GAAP Reconcilements

	YTD 2016	YTD 2015	YTD 2014	YTD 2013	YTD 2012	YTD 2011
Reconciliation of Return on Average Common Tangible Equity (non-GAAP) (1)						
Net income available to common shareholders (GAAP)	$ 80,108	$ 59,225	$ 41,083	$ 35,696	$ 46,392	$ 20,404
Average common stockholders' equity (GAAP)	$ 678,989	$ 496,877	$ 386,844	$ 328,454	$ 293,917	$ 262,504
Less average goodwill	125,724	56,781	35,688	30,833	25,926	25,907
Less average other intangibles, net	24,553	14,153	10,022	4,117	1,568	1,964
Average common tangible equity (non-GAAP)	$ 528,712	$ 425,943	$ 341,134	$ 293,504	$ 266,423	$ 234,633
Annualized return on average common equity (GAAP)	11.80%	11.92%	10.62%	10.87%	15.78%	7.77%
Annualized return on average common tangible equity (non-GAAP)	15.15%	13.90%	12.04%	12.16%	17.41%	8.70%
Reconciliation of Non-GAAP Measure-Efficiency Ratio (2)						
Net interest income	$ 294,666	$ 233,998	$ 203,073	$ 163,826	$ 150,156	$ 145,395
Taxable equivalent adjustment (3)	12,919	10,216	10,298	9,467	7,398	5,937
Fully taxable equivalent net interest income	307,585	244,214	213,371	173,293	157,554	151,332
Noninterest income	113,601	110,685	82,224	89,618	108,662	59,577
Securities gains, net	(11,340)	(13,143)	(3,668)	(7,121)	(13,998)	(13,104)
Impairment loss on securities	-	769	-	-	-	-
Adjusted income	$ 409,846	$ 342,525	$ 291,927	$ 255,790	$ 252,218	$ 197,805
Total noninterest expenses	$ 279,668	$ 251,046	$ 215,800	$ 196,561	$ 183,381	$ 137,296
Less:						
Intangible assets amortization	5,630	2,978	2,223	1,063	562	-
Partnership investment in historic rehabilitation tax credits	1,051	4,357	2,436	596	5,289	-
(Gain)/loss on sales/valuations of assets, net	1,478	6,821	2,105	3,034	7,093	-
Adjusted noninterest expenses	$ 271,509	$ 236,890	$ 209,036	$ 191,868	$ 170,437	$ 137,296
Efficiency ratio, fully taxable equivalent	66.25%	69.16%	71.61%	75.01%	67.58%	69.41%

(1) Return on average common tangible equity is net income available to common stockholders divided by average common stockholders' equity less goodwill and core deposit intangibles, net. This financial measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(2) Efficiency ratio, fully taxable equivalent, expresses noninterest expenses as a percentage of fully taxable equivalent net interest income and noninterest income. This efficiency ratio is presented on a tax equivalent basis, which adjusts net interest income and noninterest expenses for the tax favored status of certain loans, securities and historic rehabilitation tax credits. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items, as noted in the table. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(3) Computed on a tax equivalent basis using an effective tax rate of 35%.

Heartland FINANCIAL USA, INC.
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Appendix – Non-GAAP Reconcilements (Continued)

	YTD 2016	YTD 2015	YTD 2014	YTD 2013	YTD 2012	YTD 2011
Reconciliation of Tangible Book Value Per Common Share (non-GAAP) [1]						
Common stockholders' equity (GAAP)	$ 739,559	$ 581,475	$ 414,619	$ 357,762	$ 320,107	$ 268,520
Less goodwill	$ 127,699	$ 97,852	35,583	35,583	30,627	25,909
Less other intangible assets, net	$ 22,775	$ 22,019	$ 8,947	$ 11,171	$ 2,833	$ 1,684
Tangible common stockholders' equity (non-GAAP)	$ 589,085	$ 461,604	$ 370,089	$ 311,008	$ 286,647	$ 240,927
Common shares outstanding, net of treasury stock	24,543,376	22,435,693	18,511,125	18,399,156	16,827,835	16,484,790
Common stockholders' equity (book value) per share (GAAP)	$ 30.13	$ 25.92	$ 22.40	$ 19.44	$ 19.02	$ 16.29
Tangible book value per common share (non-GAAP)	$ 24.00	$ 20.57	$ 19.99	$ 16.90	$ 17.03	$ 14.62
Reconciliation of Tangible Capital Ratio (non-GAAP) [2]						
Total assets (GAAP)	$ 8,247,079	$ 7,694,754	$ 6,052,362	$ 5,923,716	$ 4,990,553	$ 4,305,058
Less goodwill	127,699	97,852	35,583	35,583	30,627	25,909
Less other intangible assets, net	22,775	22,019	8,947	11,171	2,833	1,684
Total tangible assets (non-GAAP)	$ 8,096,605	$ 7,574,883	$ 6,007,832	$ 5,876,962	$ 4,957,093	$ 4,277,465
Tangible capital ratio (non-GAAP)	7.28%	6.09%	6.16%	5.29%	5.78%	5.63%

(1) Tangible book value per common share is total common stockholders' equity less goodwill and intangible assets, net divided by common shares outstanding, net of treasury. This is a non-GAAP financial measure but has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(2) The tangible capital ratio is total common stockholders' equity less goodwill and intangible assets, net divided by total assets less goodwill and intangible assets, net. This is a non-GAAP financial measure but has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

Heartland FINANCIAL USA, INC.
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52 Appendix – Non-GAAP Reconcilements (Continued) YTD 2016 YTD 2015 YTD 2014 YTD 2013 YTD 2012 YTD 2011 Reconciliation of Annualized Net Interest Margin, Fully Taxable Equivalent (non-GAAP) (1) Net Interest Income (GAAP) 294,666$ 233,998$ 203,073$ 163,826$ 150,156$ 145,395$ Plus taxable equivalent adjustment (2) 12,919 10,216 10,298 9,467 7,398 5,937 Net interest income - taxable equivalent (non-GAAP) 307,585$ 244,214$ 213,371$ 173,293$ 157,554$ 151,332$ Average earning assets 7,455,217$ 6,152,090$ 5,384,275$ 4,582,296$ 3,962,268$ 3,639,926$ Annualized net interest margin (GAAP) 3.95% 3.80% 3.77% 3.58% 3.79% 3.99% Annualized net interest margin, fully taxable equivalent (non-GAAP) 4.13% 3.97% 3.96% 3.78% 3.98% 4.16% (1) Annualized net interest margin, fully taxable equivalent is a non-GAAP measure, which adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. This measure should not be considered a substitute for operating results determined in accordance with GAAP. (2) Computed on a tax equivalent basis using an effective tax rate of 35%.

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